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                                     DRAFT

                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  October 16, 2003



                          CITIZENS FIRST BANCORP, INC.
                         (Name of Issuer in its charter)



Delaware                         0-32041                        38-3573852
--------                         -------                        ----------
(State or other                  (Commission                    (I.R.S. Employer
jurisdiction of                  File Number)                   Identification
incorporation)                                                  Number)



525 Water Street, Port Huron, Michigan                          48060
--------------------------------------                          -----
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:  (810) 987-8300


                                       N/A
          (Former name or former address, if changed since last report)



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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNT.

(a) On October 15, 2003, Plante & Moran, PLLC ("Plante & Moran") resigned as the independent public accountant for Citizens First Bancorp, Inc. ("Citizens First" or the "Corporation"). On October 15, 2003, the Audit Committee of the Corporation's Board of Directors, upon authority delegated to it by the Board of Directors, engaged the firm of BDO Seidman, L.L.P. as the Corporation's new independent public accountant.

(b) Plante & Moran's reports on the consolidated financial statements of the Corporation for each of the fiscal years ended March 31, 2001, March 31, 2002 and the nine month period ending December 31, 2002, contained no adverse opinions or disclaimers of opinion, and none were qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended March 31, 2001, March 31, 2002, the nine month period ended December 31, 2002, and the subsequent interim period through October 15, 2003, there were no disagreements between the Corporation and Plante & Moran on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Plante & Moran, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. During the fiscal years ended March 31, 2001, March 31, 2002, the nine month period ended December 31, 2002, and the subsequent interim period through October 15, 2003, there were no reportable events as defined in Item 304 (a)(1)(v) of SEC Regulation S-K.

(c) During Citizens First's two most recent fiscal years ended March 31, 2001, March 31, 2002, and the nine month period ended December 31, 2002, and the subsequent interim period through October 15, 2003, the Corporation did not consult with BDO Seidman, L.L.P. regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of SEC Regulation S-K.

         Exhibit No. 16, filed herewith, sets forth the letter of Plante & Moran to the Commission stating whether Plante & Moran agrees with the statements made by Registrant in this report on Form 8-K and the respects, if any, in which Plante & Moran does not agree with Registrant's statements in this report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit No.   Description of Exhibit

    16 Letter of Plante & Moran, PLLC regarding change in certifying accountant.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 16, 2003                            Citizens First Bancorp, Inc.

                                                    /s/ Marshall J. Campbell

                                           By:      Marshall J. Campbell
                                                    Chairman, President and
                                                    Chief Executive Officer



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                                  EXHIBIT INDEX



Exhibit No.                     Description of Exhibit
-----------                     ----------------------

    16 Letter of Plante & Moran, P.L.L.C. regarding change in certifying accountant.






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